UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: October 28, 2004

Date of Earliest Event Reported: October 28, 2004

ENERGY TRANSFER PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11727 (Commission File Number)	73-1493906 (IRS Employer Identification No.)

2838 Woodside Street
Dallas, Texas 75204
(Address of principal executive offices) (Zip Code)

(918) 492-7272
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On October 28, 2004, Energy Transfer Partners, L.P. (the “Company”) issued performance based vesting common unit awards covering an aggregate of 103,100 shares of its common units (the “Awards”) to certain employees, including awards to the following executive officers:

Name and Title of Executive Officer	Number of	Units Awarded
Mackie McCrea	8,000
R.C. Mills	6,000

     The Awards were made under the Company’s 2004 Unit Plan and will vest subject to vesting over three (3) years based upon the achievement of certain performance criteria described below. Vested Awards will convert into common units upon the third anniversary of the measuring date for the grants, which is September 1, of each year. The recipients will begin to receive distributions on these units upon vesting and conversion into common units.

     Up to one-third of each Award will become vested each year based upon the total return to the Company’s unitholders as compared to a group of MLP peers. The amount to be vested each year will be equal to the percentage reflected in the table below that corresponds to the total return quartile for our unitholders as compared to this peer group. Total return includes the annual distribution plus the increase <decrease> in the unit price for the twelve months beginning September 1 of each year. Each year for the next three years, one third of each Award will vest according to the following schedule:

Peer Group Total Return Quartile	Percent Vested
Top Quartile	100%
2nd Quartile	65%
3rd Quartile	25%
4th Quartile	0%

     Early vesting during the period up to the first anniversary date of the Awards will be permitted only upon a change in control involving 75% or more of either the outstanding partner interests of the general partner or the outstanding partner interest of the owner of the general partner. Following the first anniversary, the early vesting provision contained in the 2004 Unit Plan will govern.

     A copy of the Form of Grant Agreement is filed herewith as Exhibit 10.1 to this report.

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Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

     10.1 Form of Grant Agreement

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.

	By:	U.S. Propane L.P., General Partner
	By:	U.S. Propane L.L.C., General Partner

Date: October 28, 2004	By:	/s/ Ray C. Davis

Ray C. Davis Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

	By:	/s/ Kelcy L. Warren

Kelcy L. Warren Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

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EXHIBIT INDEX

Exhibit
Number	Exhibit Description
10.1	Form of Grant Agreement

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